SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                        November 21, 2000

                                                             LSI INDUSTRIES INC.

                                         (Exact name of registrant as specified in its charter)

      Ohio                                                         0-13375                                               31-0888951

(State or other jurisdiction                         (Commission                                           (IRS Employer
      of incorporation)                                 File Number)                                          Identification No.)

                                 10000 Alliance Road
                                 Cincinnati, Ohio                                            45202

                        (Address of principal executive offices)                 Zip Code

Registrant's telephone number, including area code                                             (513) 793-3200

                           (Former name or former address, if changed since last report.)

        This Form 8-K/A is filed for the purpose of amending Items 7(a) and 7(b) of the Form 8-K dated November 21, 2000 filed by LSI Industries Inc. (“LSI”) with respect to LSI’s acquisition of the business of and substantially all of the net assets of Lightron of Cornwall, Inc., a privately owned company located in New Windsor, New York.

Item 7. Financial Statements and Exhibits.

     (a)         Financial Statements. LSI and its independent public accountants determined that LSI is not required to file financial statements under Item 7(a).

      (b)         Pro Forma Financial Information. LSI and its independent public accountants determined that LSI is not required to file pro forma financial statements under Item 7(b).

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                   LSI INDUSTRIES INC.

Date: January 5, 2001                                                                By:     /s/Robert J. Ready

                                                                                                             Robert J. Ready
                                                                                                             President, Chief Executive Officer
                                                                                                             and Chairman of the Board